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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 2004



                          EXTENDED SYSTEMS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    000-23597
                            [COMMISSION FILE NUMBER]

            DELAWARE                                           82-0399670
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)





                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (208) 322-7575
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99.1 Extended Systems Incorporated Press Release issued January 29, 2004.










ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 29, 2004, Extended Systems Incorporated, a Delaware corporation, issued a press release describing its financial results for its second fiscal quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 29, 2004                     EXTENDED SYSTEMS INCORPORATED


                                           By: /s/ Valerie A. Heusinkveld
                                               ---------------------------------
                                               Valerie A. Heusinkveld
                                               Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number
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 99.1      Extended Systems Incorporated Press Release issued January 29, 2004.